EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of United-Guardian, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert S. Rubinger, Chief Financial Officer of the Company, certify, to the best of my knowledge and belief, and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 13, 2008                                                  By:  /s/ Robert S. Rubinger
                                                                                            Robert S. Rubinger
                                                                                            Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to United-Guardian, Inc. and will be retained by United-Guardian, Inc. and furnished to the Securities and Exchange Commission upon request.